UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2019 (May 1, 2019)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01	KEG	New York Stock Exchange
(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2019 Equity and Cash Incentive Plan

On May 1, 2019, Key Energy Services, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the 2019 Equity and Cash Incentive Plan (the “2019 Plan”). As more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 15, 2019, upon the recommendation of the Company’s Compensation Committee, the Company’s board of directors (the “Board”) adopted the 2019 Plan, subject to approval by the Company’s stockholders at the Annual Meeting.

Upon approval by the Company’s stockholders at the Annual Meeting, the 2019 Plan became effective and replaced the Company’s 2016 Equity and Cash Incentive Plan (the “2016 Plan”). Subject to adjustments provided for in the 2019 Plan, the total number of shares of the Company’s common stock available for the grant of under the 2019 Plan is the sum of (i) 1,500,000 shares of common stock plus (ii) the number of authorized shares of common stock remaining available for grant under the 2016 Plan as of May 1, 2019 and any additional shares that become available for issuance under the 2016 Plan in accordance with the 2019 Plan. Unless terminated sooner, the 2019 Plan will remain in effect until May 1, 2029.

The foregoing description of the 2019 Plan is not complete and is qualified in its entirety by reference to the 2019 Plan, which is incorporated herein by reference to Annex A of the Company’s Schedule 14A Proxy Statement filed on March 15, 2019 (File No. 001-08038).

Appointment of Director

On May 1, 2019, the Board appointed Paul T. Bader to the Board and as chairperson of the audit committee of the Board (the “Audit Committee”). Both appointments were effective immediately.

Mr. Bader, age 60, has served as an adjunct professor at the Leventhal School of Accounting at the University of Southern California since January 2018. He was a partner in the New York office of Ernst & Young LLP until his retirement in 2016. Mr. Bader held several roles at Ernst & Young over the course of his career, including Partner in Charge of the NY International Tax Practice, Managing Partner of the NY Tax Practice, Managing Partner of Metro NY area, Vice Chair of the Americas M&A practice, Americas Private Equity practice and the Americas Director of Strategy. Mr. Bader spent the last seven years of his career at Ernst & Young consulting with digital media companies on their global operations. He has also served on the boards of Carnegie Hall, the Citizens Budget Commission and the American Red Cross. Mr. Bader received his B.S. in accounting and his M.A. in taxation from the University of Southern California.

Mr. Bader will receive the standard director compensation that the Company provides to independent directors and an additional amount for his service as chairperson of the Audit Committee, both as described in the Company’s Proxy Statement on Schedule 14A filed on March 15, 2019. In addition, Mr. Bader and the Company have entered into an indemnification agreement on the same terms as the Company has previously entered into with other directors, a form of which has been previously filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

There are no agreements or understandings between Mr. Bader and any other person pursuant to which he was appointed to the Board, and there are no transactions between Mr. Bader and the Company that would be reportable under Item 404(a) of Regulation S-K.

Amendments to Employment Agreement

On Wednesday, May 1, 2019, the Compensation Committee of the Board (the “Committee”) approved certain amendments to the terms of the employment agreement between the Company and Katherine Hargis, the Company’s Senior Vice President, General Counsel and Corporate Secretary (the “Hargis Employment Agreement”), dated as of December 4, 2017, and authorized the amendment and restatement of such employment agreement to reflect the approved amendments. The amendments to Hargis Employment Agreement that were approved by the Compensation Committee include an increase in annual base salary from $310,000 to $375,000 and an increase in Ms. Hargis’ target annual long-term incentive compensation award from $500,000 to $650,000, with such amended target long-term incentive award amount to be effective as of the Company’s next annual long-term incentive grant cycle for fiscal year 2020.

The approved amendments to the Hargis Employment Agreement also provide for elimination of the existing gross-up for any excise taxes incurred in connection with a “change in control” of the Company and provide for amended treatment upon a termination of Ms. Hargis’ employment under certain circumstances. Specifically, in the event that Ms. Hargis’ employment is terminated by the Company without “cause” or by Ms. Hargis for “good reason”, whether before or after a change in control of the Company, Ms. Hargis will be eligible to receive (x) a lump sum severance payment equal to two times annual base salary, (y) reimbursement for up to 12 months of medical and dental coverage, and (z) accelerated vesting of all outstanding equity awards, with the vesting of any performance-based awards determined by the Board (or a committee thereof). In addition, in the event of a qualifying termination of employment within one year following a change in control of the Company, Ms. Hargis will also be eligible to receive any unpaid prior year bonus and a pro-rata annual bonus for the year of termination (determined at target).

The Hargis Employment Agreement, as amended and restated, will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, holders of 18,690,947 shares of the Company’s common stock were present in person or by proxy, constituting 91.74% of the outstanding shares of common stock as of the record date for the Annual Meeting. The matters voted upon at the Annual Meeting are described below.

Election of Directors

The stockholders elected the following directors to serve until the 2020 Annual Meeting of Stockholders with the following votes:

	Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
Steven H. Pruett	12,374,641	105,883	20,711	6,189,712
Sherman K. Edmiston	12,371,202	109,320	20,713	6,189,712
Robert J. Saltiel	11,636,013	844,464	20,758	6,189,712

Approval of the 2019 Equity and Cash Incentive Plan

The stockholders approved the Key Energy Services, Inc. 2019 Equity and Cash Incentive Plan with the following votes:

Approval of 2019 Equity and Cash Incentive Plan
Votes cast in favor	11,968,509
Votes cast against	528,689
Votes abstaining	4,037
Broker non-votes	6,189,712

Ratification of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 with the following votes:

Ratification of Independent Registered Public Accounting Firm
Votes cast in favor	18,085,645
Votes cast against	476,736
Votes abstaining	128,566
Broker non-votes	—

Advisory Vote on Compensation of Named Executive Officers

On an advisory basis, the stockholders approved the compensation of the Company’s named executive officers with the following votes:

Votes cast in favor	Votes cast against	Votes abstaining	Broker non-votes
11,670,907	825,246	5,082	6,189,712

Advisory Vote on the Frequency of Advisory Vote on Compensation of Named Executive Officers

On an advisory basis, the frequency of the advisory vote on compensation of our named executive officers to be held every year was approved with the following votes:

1 year	2 years	3 years	Votes abstaining	Broker non-votes
12,371,442	22,952	13,435	93,406	6,189,712

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Key Energy Services, Inc. 2019 Equity and Cash Incentive Plan. (Incorporated by reference to Annex A of the Company’s Schedule 14A Proxy Statement filed on March 15, 2019, File No. 001-08038.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: May 2, 2019	By:	/s/ Katherine I. Hargis
Katherine I. Hargis
Senior Vice President, General Counsel & Corporate Secretary